UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04888

Dreyfus Short Duration Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2015

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Short Duration Bond Fund

ANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Short Duration Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Duration Bond Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by David Horsfall, CFA, and David Bowser, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Dreyfus Short Duration Bond Fund’s Class D shares produced a total return of -0.52%, Class I shares returned -0.36%, Class Y shares returned -0.37%, and Class Z shares returned -0.38%.1 In comparison, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”) achieved a total return of 0.05% for the same period.2

Short-term bonds produced mildly negative returns amid changing economic sentiment during the reporting period. Corporate bonds backed by certain industrial and energy companies dampened the fund’s returns compared to its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other instruments with similar economic characteristics. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by The Dreyfus Corporation (“Dreyfus”). The fund may invest up to 5% of its assets in fixed income securities rated below investment grade or the unrated equivalent as determined by Dreyfus. The fund’s bond investments may include, but are not limited to bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities, government and private mortgage-related securities, corporate bonds, municipal bonds, bonds of foreign governments and companies (limited to up to 30% of the fund’s assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds), asset-backed securities, floating rate loans (limited to up to 20% of the fund’s assets) and other floating rate securities, inflation-indexed securities and zero coupon, pay-in-kind, and step-up securities.

We buy and sell fixed-income securities based on credit quality, financial outlook, and yield potential. Generally, fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates. The fund generally maintains an effective duration of one year or less, but may invest in individual bonds of any duration.

Monetary Policy Actions Drove U.S. and Global Bond Markets

Early in the reporting period, slowing global economic growth and falling commodity prices prompted central banks in Europe, Japan, and China to adopt more aggressively accommodative monetary policies. These policy actions sent yields of high-quality sovereign bonds sharply lower, and global investors flocked to higher yielding alternatives in the United States. The flight to quality sent yields of longer term U.S. government securities lower, but their short-term counterparts remained relatively stable, anchored by a federal funds rate between 0% and 0.25%.

Investor demand soon began to normalize, and robust U.S. employment gains stoked concerns that the Federal Reserve Board (the “Fed”) might begin to raise short-term interest

DISCUSSION OF FUND PERFORMANCE (continued)

rates sooner than previously expected. However, weaker-than-expected data in other areas of the economy soon alleviated those fears, as a strengthening U.S. dollar and severe winter weather limited U.S. GDP growth to a 0.6% annualized rate over the first quarter of 2015. The economy regained traction in the spring, posting a 3.9% annualized growth rate for the second quarter, and investors again began to anticipate short-term rate hikes from the Fed.

Worries about economic instability in China contributed to decelerating U.S. economic growth over the summer, producing a 1.5% annualized growth rate for the third quarter. The Fed cited global economic instability when it refrained from raising short-term interest rates in September and October. However, additional evidence of U.S. employment growth in November led to widespread expectations that the Fed would finally raise rates at its December meeting, and short-term bond yields began to rise in anticipation.

Some Corporate Bonds Hampered Relative Results

Some sectors of the corporate bond market were hurt by falling commodity prices over the reporting period. Holdings backed by metals producers and operators of energy pipelines particularly weighed on the fund’s relative performance. Other corporate holdings fared relatively well, especially those from the financials sector. Investments in short-term asset-backed securities and commercial mortgage-backed securities also added a degree of value, led by asset-backed securities backed by automobile loan receivables. We maintained the fund’s average duration at approximately one year, which was roughly in line with market averages.

Positioned for Gradually Rising Interest Rates

The Fed indeed raised the federal funds rate on December 16, after the reporting period’s end. While we expect subsequent rate hikes to be modest and gradual, we adjusted our strategy to mitigate heightened market volatility by reducing the average maturity of the fund’s corporate bond holdings. We maintained the fund’s overall allocation to corporate bonds, but we slightly reduced its exposure to asset-backed securities and commercial mortgage-backed securities. Nearly half of the fund’s assets remain allocated to U.S. Treasury securities, reflecting its high-quality bias.

December 17, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 1, 2016, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. — BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index tracking U.S. government securities. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Duration Bond Fund Class D shares, Class I shares, Class Y shares and Class Z shares and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

† Source: Lipper Inc.
†† The total return figures presented for Class D, Class I and Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D, Class I and Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class D, Class I, Class Y and Class Z shares of Dreyfus Short Duration Bond Fund on 11/30/05 (inception date) to a $10,000 investment made in the BofA Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on all classes. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/15
	Inception	1 Year	5 Years		10 Years
	Date
Class D shares	11/15/13	-0.52%	0.08%	†	1.98%	†
Class I shares	11/15/13	-0.36%	0.21%	†	2.05%	†
Class Y shares	11/15/13	-0.37%	0.16%	†	2.02%	†
Class Z shares	4/6/87	-0.38%	0.14%		2.01%
BofA Merrill Lynch 1-Year
U.S. Treasury Note Index		0.05%	0.28%		1.82%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class D, Class I and Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D, Class I and Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Duration Bond Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class D	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.00	$1.75	$1.75	$2.30
Ending value (after expenses)	$994.80	$995.20	$995.10	$994.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class D	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.04	$1.78	$1.78	$2.33
Ending value (after expenses)	$1,022.06	$1,023.31	$1,023.31	$1,022.76

† Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .35% for Class I, .35% for Class Y and .46% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2015

Bonds and Notes - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .5%
Countrywide Asset-Backed Certificates, Ser. 2004-6, Cl. 2A5	0.98	11/25/34	749,061	[a]	728,580
Asset-Backed Ctfs./Auto Receivables - 5.6%
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	520,000		521,179
AmeriCredit Automobile Receivables Trust, Ser. 2014-4, Cl. C	2.47	11/9/20	765,000		764,863
Capital Auto Receivables Asset Trust, Ser. 2013-4, Cl. D	3.22	5/20/19	750,000		760,124
Capital Auto Receivables Asset Trust, Ser. 2014-1, Cl. C	2.84	4/22/19	545,000		551,474
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	1,100,000		1,109,784
DT Auto Owner Trust, Ser. 2014-1A, Cl. C	2.64	10/15/19	525,000	[b]	526,339
DT Auto Owner Trust, Ser. 2014-2A, Cl. C	2.46	1/15/20	1,200,000	[b]	1,199,880
Hyundai Auto Receivables Trust, Ser. 2014-B, Cl. D	2.51	12/15/20	670,000		666,446
Santander Drive Auto Receivables Trust, Ser. 2014-2, Cl. D	2.76	2/18/20	610,000		609,103
Santander Drive Auto Receivables Trust, Ser. 2015-1, Cl. C	2.57	4/15/21	610,000		613,240
Westlake Automobile Receivables Trust, Ser. 2014-2A, Cl. C	2.24	4/15/20	425,000	[b]	423,268
				7,745,700
Asset-Backed Ctfs./Home Equity Loans - .9%
Home Equity Asset Trust, Ser. 2004-6, Cl. A1	0.90	12/25/34	584,790	[a]	584,092
New Century Homes Equity Loan Trust, Ser. 2015-3, Cl. M2	0.71	7/25/35	712,000	[a]	692,625
				1,276,717
Commercial Mortgage Pass-Through Ctfs. - 4.0%
Aventura Mall Trust, Ser. 2013-AVM, Cl. C	3.74	12/5/32	680,000	[a,b]	703,481
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. BFX	3.38	12/15/19	210,000	[a,b]	211,854
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. DFX	3.38	12/15/19	475,000	[a,b]	461,864
Hilton USA Trust, Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	515,000	[b]	515,640
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C14, Cl. C	4.71	8/15/46	850,000	[a]	865,180
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C19, Cl. B	4.39	4/15/47	1,000,000	[a]	1,044,326
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Cl. A4	3.18	3/10/46	875,000		890,394
WFRBS Commercial Mortgage Trust, Ser. 2013-C17, Cl. A4	4.02	12/15/46	825,000		883,555
				5,576,294

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 2.6%
21st Century Fox America, Gtd. Notes	4.50	2/15/21	750,000		811,917
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	775,000	[b]	837,041
Sky, Gtd. Notes	2.63	9/16/19	1,200,000	[b]	1,200,952
Time Warner, Gtd. Notes	4.88	3/15/20	725,000		794,027
				3,643,937
Consumer Staples - .8%
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	280,000		278,788
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	375,000	[b]	376,483
Pernod-Ricard, Sr. Unscd. Notes	2.95	1/15/17	500,000	[b]	506,628
				1,161,899
Energy - 6.9%
Anadarko Petroleum, Sr. Unscd. Notes	6.38	9/15/17	335,000		358,650
BP Capital Markets, Gtd. Bonds	2.52	1/15/20	575,000	[c]	580,605
BP Capital Markets, Gtd. Bonds	2.32	2/13/20	170,000		170,347
Energy Transfer Partners, Sr. Unscd. Notes	4.15	10/1/20	1,700,000		1,651,018
Ensco, Sr. Unscd. Notes	4.70	3/15/21	1,200,000	[c]	1,049,995
EQT, Sr. Unscd. Notes	8.13	6/1/19	500,000		570,516
Freeport-McMoran Oil & Gas, Gtd. Notes	6.88	2/15/23	910,000		739,375
Kinder Morgan Energy Partners, Gtd. Notes	5.95	2/15/18	1,500,000		1,538,161
Phillips 66 Partners, Sr. Unscd. Notes	2.65	2/15/20	540,000		522,535
Sempra Energy, Sr. Unscd. Notes	2.40	3/15/20	665,000		657,526
Spectra Energy Partners, Sr. Unscd. Notes	2.95	6/15/16	500,000		503,581
Spectra Energy Partners, Sr. Unscd. Notes	2.95	9/25/18	1,000,000		1,001,332
Unit, Gtd. Notes	6.63	5/15/21	250,000		195,000
				9,538,641
Financials - 17.5%
ABN AMRO Bank, Sr. Unscd. Notes	4.25	2/2/17	500,000	[b]	516,001
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	500,000	[b]	506,269
American Express Credit, Unscd. Notes	2.60	9/14/20	310,000		311,684
ARC Properties Operating Partnership, Gtd. Notes	2.00	2/6/17	625,000		618,750

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 17.5% (continued)
ARC Properties Operating Partnership, Gtd. Notes	3.00	2/6/19	585,000		566,719
Bank of America, Sr. Unscd. Notes	5.65	5/1/18	1,150,000		1,247,665
Bank of America, Sr. Unscd. Notes, Ser. 1	3.75	7/12/16	1,000,000		1,016,766
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	500,000		519,989
CIT Group, Sr. Unscd. Notes	5.00	5/15/17	250,000	[c]	258,125
Citigroup, Sr. Unscd. Notes	4.45	1/10/17	720,000		744,056
Citigroup, Sr. Unscd. Notes	2.15	7/30/18	245,000		246,583
Daimler Finance North America, Gtd. Notes	1.25	1/11/16	500,000	[b]	500,334
DDR, Sr. Unscd. Notes	3.50	1/15/21	500,000		504,158
Denali Borrower, Sr. Scd. Notes	5.63	10/15/20	405,000	[b]	430,345
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	1.17	3/12/19	1,115,000	[a]	1,092,212
General Electric Capital, Gtd. Notes	0.83	1/14/19	650,000	[a]	649,576
General Electric Capital, Sub. Debs.	6.38	11/15/67	2,070,000	[a]	2,204,550
General Motors Financial, Gtd. Notes	3.15	1/15/20	750,000		744,751
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	1,710,000		1,727,336
Goldman Sachs Group, Sr. Unscd. Notes	2.01	11/29/23	555,000	[a]	565,106
Health Care REIT, Sr. Unscd. Notes	2.25	3/15/18	500,000		500,017
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	600,000	[b]	598,901
International Lease Finance, Sr. Unscd. Notes	3.88	4/15/18	500,000		505,625
Intesa Sanpaolo, Gtd. Bonds	2.38	1/13/17	750,000		753,655
JPMorgan Chase & Co., Sr. Unscd. Notes	1.63	5/15/18	1,700,000		1,695,656
Morgan Stanley, Sr. Unscd. Notes	3.80	4/29/16	1,600,000		1,619,818
Pacific Lifecorp, Sr. Unscd. Notes	6.00	2/10/20	670,000	[b]	751,097
Royal Bank of Scotland Group, Sr. Unscd. Notes	6.40	10/21/19	665,000		745,126
Simon Property Group, Sr. Unscd. Notes	2.50	9/1/20	795,000		800,095
Synchrony Financial, Sr. Unscd. Notes	3.00	8/15/19	380,000		382,100
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	400,000	[b]	386,326

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 17.5% (continued)
Wells Fargo Bank & Company, Sr. Unscd Notes	2.60	7/22/20	580,000	[c] 584,686
				24,294,077
Health Care - 3.4%
AmerisourceBergen, Gtd. Notes	4.88	11/15/19	315,000	342,625
Becton Dickinson and Company, Sr. Unscd. Notes	2.68	12/15/19	995,000	1,008,298
Celgene, Sr. Unscd. Notes	2.13	8/15/18	425,000	426,726
Fresenius Medical Care US Finance II, Gtd. Notes	4.13	10/15/20	250,000	[b] 256,250
Gilead Sciences, Sr. Unscd. Notes	2.55	9/1/20	725,000	731,798
Medtronic, Gtd. Notes	2.50	3/15/20	805,000	815,739
Zimmer Holdings, Sr. Unscd. Notes	2.70	4/1/20	1,115,000	1,114,953
				4,696,389
Industrials - .8%
Lockheed Martin, Sr. Unscd. Notes	1.85	11/23/18	380,000	380,745
Waste Management, Gtd. Notes	6.10	3/15/18	600,000	659,174
				1,039,919
Information Technology - .2%
HP Enterprise, Gtd. Notes	2.45	10/5/17	300,000	[b] 300,847
Materials - 2.2%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	357,000	381,303
Freeport-McMoRan, Gtd. Notes	2.15	3/1/17	400,000	380,000
LyondellBasell Industries, Sr. Unscd. Notes	5.00	4/15/19	1,725,000	1,854,546
Rio Tinto Finance USA, Gtd. Notes	6.50	7/15/18	330,000	362,793
				2,978,642
Municipal Bonds - 1.7%
Illinois, GO	5.67	3/1/18	1,500,000	1,580,040
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	740,000	742,612
				2,322,652
Telecommunications - 1.9%
AT&T, Sr. Unscd. Notes	1.32	11/27/18	365,000	[a] 366,393
Telefonica Emisiones, Gtd. Notes	3.19	4/27/18	750,000	768,208
Telefonica Emisiones, Gtd. Notes	5.46	2/16/21	1,000,000	1,126,819

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 1.9% (continued)
Verizon Communications, Sr. Unscd. Notes	3.65	9/14/18	335,000		353,317
				2,614,737
U.S. Government Agencies/Mortgage-Backed - 2.2%
Federal Home Loan Mortgage Corp.
Structured Pass-Through Secs., Ser. T-7, Cl. A6, 7.03%, 8/25/28			914	[a,d]	913
Federal National Mortgage Association
5.50%, 4/1/16			4,143	[d]	4,159
Government National Mortgage Association
Ser. 2012-67, Cl. AB, 1.59%, 6/16/39			746,093		745,207
Ser. 2012-78, Cl. A, 1.68%, 3/16/44			1,326,043		1,320,158
Ser. 2012-46, Cl. AB, 1.77%, 11/16/38			955,971		953,605
				3,024,042
U.S. Government Securities - 44.6%
U.S. Treasury Floating Rate Notes	0.21	7/31/16	4,245,000	[a]	4,246,885
U.S. Treasury Inflation Indexed Bonds	1.63	1/15/18	6,661,760	[e]	6,889,586
U.S. Treasury Notes	1.50	6/30/16	50,360,000		50,661,002
				61,797,473
Utilities - 2.1%
AES, Sr. Unscd. Notes	8.00	6/1/20	475,000	[c]	528,437
Enel Finance International, Gtd. Notes	6.25	9/15/17	350,000	[b]	375,817
Exelon Generation, Sr. Unscd. Notes	6.20	10/1/17	1,000,000		1,075,791
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/19	500,000		541,836
NiSource Finance, Gtd. Notes	6.80	1/15/19	325,000		367,093
				2,888,974
Total Bonds and Notes (cost $136,163,102)			135,629,520
Short-Term Investments - .3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)

U.S. Treasury Bills (cost $419,819)	0.21	2/11/16	420,000	[f]	419,885
Other Investment - 1.3%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,795,242)			1,795,242	[g]	1,795,242

Investment of Cash Collateral for Securities Loaned - 1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $1,652,500)	1,652,500	[g] 1,652,500
Total Investments (cost $140,030,663)	100.7%	139,497,147
Liabilities, Less Cash and Receivables	(0.7%)	(977,435)
Net Assets	100.0%	138,519,712

GO—General Obligation

REIT—Real Estate Investment Trust

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, these securities were valued at $11,585,617 or 8.36% of net assets.
c Security, or portion thereof, on loan. At November 30, 2015, the value of the fund’s securities on loan was $3,001,849 and the value of the collateral held by the fund was $3,118,615, consisting of cash collateral of $1,652,500 and U.S. Government & Agency securities valued at $1,466,115.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Held by or on behalf of a counterparty for open financial futures contracts.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	46.8
Corporate Bonds	38.4
Asset-Backed	7.0
Commercial Mortgage-Backed	4.0
Short-Term/Money Market Investments	2.8
Municipal Bonds	1.7
100.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

November 30, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) at 11/30/2015 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	32	6,961,400	March 2016	(1,225)
Financial Futures Short
U.S. Treasury 10 Year Notes	34	(4,298,875)	March 2016	(5,312)
U.S. Treasury 5 Year Notes	193	(22,905,180)	March 2016	(27,141)
Gross Unrealized Depreciation				(33,678)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,001,849)—Note 1(c):
Unaffiliated issuers	136,582,921	136,049,405
Affiliated issuers	3,447,742	3,447,742
Cash denominated in foreign currency	12	9
Dividends, interest and securities lending income receivable		869,193
Receivable for futures variation margin—Note 4		9,634
Prepaid expenses		25,549
		140,401,532
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		35,356
Cash overdraft due to Custodian		9,476
Liability for securities on loan—Note 1(c)		1,652,500
Payable for shares of Beneficial Interest redeemed		97,068
Accrued expenses		87,420
		1,881,820
Net Assets ($)		138,519,712
Composition of Net Assets ($):
Paid-in capital		145,279,063
Accumulated undistributed investment income—net		364,918
Accumulated net realized gain (loss) on investments		(6,557,072)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($33,678) net unrealized (depreciation) on financial futures]		(567,197)
Net Assets ($)		138,519,712

Net Asset Value Per Share	Class D	Class I	Class Y	Class Z
Net Assets ($)	16,260,865	11,042,243	19,986,789	91,229,815
Shares Outstanding	1,598,998	1,084,501	1,966,332	8,969,045
Net Asset Value Per Share ($)	10.17	10.18	10.16	10.17

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income ($):
Income:
Interest	2,395,500
Dividends from affiliated issuers	3,042
Income from securities lending—Note 1(c)	12,510
Total Income	2,411,052
Expenses:
Management fee—Note 3(a)	369,609
Shareholder servicing costs—Note 3(c)	224,267
Professional fees	84,771
Registration fees	69,558
Distribution fees—Note 3(b)	59,302
Trustees’ fees and expenses—Note 3(d)	40,194
Prospectus and shareholders’ reports	18,693
Custodian fees—Note 3(c)	15,108
Loan commitment fees—Note 2	1,602
Miscellaneous	36,912
Total Expenses	920,016
Less—reduction in expenses due to undertaking—Note 3(a)	(231,282)
Less—reduction in fees due to earnings credits—Note 3(c)	(118)
Net Expenses	688,616
Investment Income—Net	1,722,436
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(400,203)
Net realized gain (loss) on financial futures	(1,209,106)
Net realized gain (loss) on forward foreign currency exchange contracts	(9,160)
Net Realized Gain (Loss)	(1,618,469)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,308,668)
Net unrealized appreciation (depreciation) on financial futures	545,228
Net Unrealized Appreciation (Depreciation)	(763,440)
Net Realized and Unrealized Gain (Loss) on Investments	(2,381,909)
Net (Decrease) in Net Assets Resulting from Operations	(659,473)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	1,722,436	1,353,210
Net realized gain (loss) on investments	(1,618,469)	(227,664)
Net unrealized appreciation (depreciation) on investments	(763,440)	210,231
Net Increase (Decrease) in Net Assets Resulting from Operations	(659,473)	1,335,777
Dividends to Shareholders from ($):
Investment income—net:
Class D	(474,010)	(403,941)
Class I	(208,223)	(31,181)
Class Y	(462,019)	(101,542)
Class Z	(2,022,132)	(1,919,164)
Total Dividends	(3,166,384)	(2,455,828)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class D	5,130,125	43,241,247
Class I	2,912,603	9,338,588
Class Y	4,512,407	20,197,141
Class Z	10,963,864	32,466,517
Dividends reinvested:
Class D	410,910	373,177
Class I	207,975	30,182
Class Y	461,364	100,959
Class Z	1,875,730	1,782,961
Cost of shares redeemed:
Class D	(17,196,362)	(19,094,701)
Class I	(270,605)	(913,972)
Class Y	(3,966,431)	(655,370)
Class Z	(23,790,423)	(39,632,729)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,748,843)	47,234,000
Total Increase (Decrease) in Net Assets	(22,574,700)	46,113,949
Net Assets ($):
Beginning of Period	161,094,412	114,980,463
End of Period	138,519,712	161,094,412
Undistributed investment income—net	364,918	514,598

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class D
Shares sold	496,895	4,109,721
Shares issued for dividends reinvested	39,905	35,513
Shares redeemed	(1,672,763)	(1,817,383)
Net Increase (Decrease) in Shares Outstanding	(1,135,963)	2,327,851
Class I
Shares sold	283,964	889,644
Shares issued for dividends reinvested	20,208	2,882
Shares redeemed	(26,427)	(86,722)
Net Increase (Decrease) in Shares Outstanding	277,745	805,804
Class Ya
Shares sold	436,111	1,921,790
Shares issued for dividends reinvested	44,862	9,654
Shares redeemed	(384,395)	(62,642)
Net Increase (Decrease) in Shares Outstanding	96,578	1,868,802
Class Za
Shares sold	1,064,746	3,086,716
Shares issued for dividends reinvested	182,345	169,610
Shares redeemed	(2,304,006)	(3,770,379)
Net Increase (Decrease) in Shares Outstanding	(1,056,915)	(514,053)

[a] During the period ended November 30, 2014, 85,916 Class I shares representing $905,555 were exchanged for 85,998 Class Y shares and 1,358,185 Class Z shares representing $14,290,732 were exchanged for 1,359,727 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class D Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.43	10.50	10.50
Investment Operations:
Investment income—net[b]	.11	.08	.00[c]
Net realized and unrealized gain (loss) on investments	(.16)	.01[d]	.00[c]
Total from Investment Operations	(.05)	.09	.00[c]
Distributions:
Dividends from investment income—net	(.21)	(.16)	(.00)[c]
Net asset value, end of period	10.17	10.43	10.50
Total Return (%)	(.52)	.85	.03[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.79[f]
Ratio of net expenses to average net assets	.60	.60	.60[f]
Ratio of net investment income to average net assets	1.02	.76	.05[f]
Portfolio Turnover Rate	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	16,261	28,532	4,274

a From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
e Not annualized.
f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.45	10.50	10.50
Investment Operations:
Investment income—net[b]	.13	.11	.00[c]
Net realized and unrealized gain (loss) on investments	(.17)	.03[d]	.00[c]
Total from Investment Operations	(.04)	.14	.00[c]
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.00)[c]
Net asset value, end of period	10.18	10.45	10.50
Total Return (%)	(.36)	1.31	.03[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.46	.44[f]
Ratio of net expenses to average net assets	.35	.35	.35[f]
Ratio of net investment income to average net assets	1.29	1.01	.30[f]
Portfolio Turnover Rate	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	11,042	8,428	10

a From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
e Not annualized.
f Annualized.

See notes to financial statements.

	Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.43	10.50	10.50
Investment Operations:
Investment income—net[b]	.13	.11	.00[c]
Net realized and unrealized gain (loss) on investments	(.17)	.01[d]	.00[c]
Total from investment Operations	(.04)	.12	.00
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.00)[c]
Net asset value, end of period	10.16	10.43	10.50
Total Return (%)	(.37)	1.10	.03[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45	.44	.40[f]
Ratio of net expenses to average net assets	.35	.35	.35[f]
Ratio of net investment income to average net assets	1.28	1.01	.30[f]
Portfolio Turnover Rate	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	19,987	19,499	10

a From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d In addition to net realized and unrealized losses on investmentss, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
e Not annualized.
f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Z Shares	2015	2014	2013[a]	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.44	10.50	10.61	10.73	10.80
Investment Operations:
Investment income (loss)—net[b]	.12	.10	.00[c]	(.00)[c]	.04
Net realized and unrealized gain (loss) on investments	(.17)	.01[d]	(.05)	.00[c]	.02
Total from Investment Operations	(.05)	.11	(.05)	.00[c]	.06
Distributions:
Dividends from investment income—net	(.22)	(.17)	(.05)	(.07)	(.08)
Dividends from net realized gain on investments	—	—	(.01)	(.05)	(.05)
Total Distributions	(.22)	(.17)	(.06)	(.12)	(.13)
Net asset value, end of period	10.17	10.44	10.50	10.61	10.73
Total Return (%)	(.38)	.99	(.43)	.00[e]	.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.63	.91	.83	.81
Ratio of net expenses to average net assets	.47	.44	.64	.80	.81
Ratio of net investment income (loss) to average net assets	1.16	.92	.00[e]	(.03)	.42
Portfolio Turnover Rate	59.09	146.64	186.54	167.77	147.33
Net Assets, end of period ($ x 1,000)	91,230	104,636	110,686	137,897	165,713

a The fund commenced offering four classes of shares on November 15, 2013. The existing shares were redesignated as Class Z shares.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Duration Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class D, Class I, Class Y and Class Z. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	9,750,997	-	9,750,997
Commercial Mortgage-Backed	-	5,576,294	-	5,576,294
Corporate Bonds†	-	53,158,062	-	53,158,062
Municipal Bonds†	-	2,322,652	-	2,322,652
Mutual Funds	3,447,742	-	-	3,447,742
U.S. Government Agencies/Mortgage-Backed	-	3,024,042	-	3,024,042
U.S. Treasury	-	62,217,358	-	62,217,358
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(33,678)	-	-	(33,678)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2015, The Bank of New York Mellon earned $3,079 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	20,439,256	63,616,614	82,260,628	1,795,242	1.3
Dreyfus Institutional Cash Advantage Fund	1,786,800	8,804,814	8,939,114	1,652,500	1.2
Total	22,226,056	72,421,428	91,199,742	3,447,742	2.5

Certain affiliated investment companies may also invest in the fund. At November 30, 2015, Dreyfus Moderate Allocation Fund, an affiliate of the fund, held 1,027,185 Class Y shares.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $364,918, accumulated capital losses $4,916,633 and unrealized depreciation $2,207,636.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2015. If not applied, $492,019 of the carryover expires in fiscal year 2018. The fund has $2,168,142 of post-enactment short-term capital losses and $2,256,472 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: ordinary income $3,166,384 and $2,455,828, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydowns gains and losses on mortgage-backed securities, foreign currency gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $1,294,268 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of

NOTES TO FINANCIAL STATEMENTS (continued)

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended November 30, 2015, there was no reduction in expenses pursuant to the Agreement.

Dreyfus has contractually agreed, from December 1, 2014 through April 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .35% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $231,282 during the period ended November 30, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .25% of the value of its average daily net assets. During the period ended November 30, 2015, Class D shares were charged $59,302 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2015, Class Z shares were charged $111,864 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $54,912 for transfer agency services and $2,521 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $118.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $15,108 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2015, the fund was charged $1,978 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,545, Distribution Plan fees $3,333, Shareholder Services Plan fees $9,000, custodian fees $8,400, Chief Compliance Officer fees $1,765 and transfer agency fees $6,854, which are offset against an expense reimbursement currently in effect in the amount of $22,541.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and

NOTES TO FINANCIAL STATEMENTS (continued)

forward contracts, during the period ended November 30, 2015, amounted to $85,082,601 and $85,726,748, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at November 30, 2015 are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2015, there were no forward contracts outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of November 30, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1]	-	Interest rate risk [1]	(33,678)
Gross fair value of derivatives contracts	-		(33,678)

Statement of Assets and Liabilities location:

1 Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended November 30, 2015 is shown below:

NOTES TO FINANCIAL STATEMENTS (continued)

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[2]	Forward Contracts[3]	Total
Interest rate	(1,209,106)	-	(1,209,106)
Foreign exchange	-	(9,160)	(9,160)
Total	(1,209,106)	(9,160)	(1,218,266)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]
Interest rate	545,228

Statement of Operations location:

2 Net realized gain (loss) on financial futures.
3 Net realized gain (loss) on forward foreign currency exchange contracts.
4 Net unrealized appreciation on financial futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

Average Market Value ($)
Interest rate financial futures	44,796,658
Forward contracts	134

At November 30, 2015, the cost of investments for federal income tax purposes was $141,704,780; accordingly, accumulated net unrealized depreciation on investments was $2,207,633, consisting of $474,136 gross unrealized appreciation and $2,681,769 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On December 7, 2015, the Board approved various investment management-related changes to facilitate repositioning the fund with a shorter maturity on the ultra-short bond fund spectrum. Proposed changes to the fund’s investment objective and investment policy regarding industry concentration require shareholder approval (the “Shareholder Proposals”) and will be considered at a special meeting of fund shareholders to be held on or about March 10, 2016. Other changes, including replacing the fund’s effective duration limit with a shorter final maturity limit and changing the fund’s name from “Dreyfus Short Duration Bond Fund” to “Dreyfus Ultra Short Income Fund,” will not be implemented unless the Shareholder Proposals are approved by shareholders. If the Shareholder Proposals are approved, all changes will be effective on or about April 1, 2016.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Short Duration Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short Duration Bond Fund, including the statements of investments and financial futures, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Duration Bond Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 86.77% of ordinary income dividends paid during the fiscal year ended November 30, 2015 as qualifying interest-related dividends.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods except for the ten-year period when it was equal to the Performance Group median, and below the Performance Universe median for all periods except for the two- and ten-year periods when it was above the Performance Universe median. The Board also noted that the fund’s yield performance was below the Performance Group median for nine of ten one-year periods ended May 31st and below the Performance Universe median for seven of the ten one-year periods. The Board noted the relatively small size of the Performance Group, consisting of three to five funds (including the fund) in most periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .35% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed some concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Roslyn M. Watson (66)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Short Duration Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D: DSDDX Class I: DSIDX Class Y: DSYDX Class Z: DSIGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0542AR1115

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,694 in 2014 and $39,661in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,942         in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,578 in 2014 and $3,369 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,746 in 20014 and $381 in 2015. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,624,689 in 2014 and $19,802,219 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short Duration Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)